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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
OSI Pharmaceuticals, Inc.:


We consent to the use of our report dated December 2, 2000, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.

                                                                    /s/ KPMG LLP

Melville, New York
March 28, 2001